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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7, 2005 (Date of earliest event reported: February 1, 2005)

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 - 10th Street
Golden, Colorado 80401
(Address of Principal executive offices, including Zip Code)

(303) 279-6565
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On February 1, 2005, the holders of the Class A Common Stock, par value $0.01 per share of Adolph Coors Company (the "Company") approved the Molson Coors Brewing Company Incentive Plan (the "Plan") by written consent. The Plan will become effective upon the effective time of the merger of the Company and Molson, Inc., whereupon, among other things, the name of the Company will be changed to "Molson Coors Brewing Company."

Description of the Plan

        Key terms of the Plan are as follows:

        Administration.    The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments and guidelines. The Committee may delegate to one or more of its members, or to one or more officers of the Company, or to agents, such administrative duties as it deems advisable. The Committee may also authorize one or more officers of the Company to designate employees to be recipients of awards and to determine the size of such awards, provided that such authority cannot extend to awards to employees who are executive officers or directors of the Company. The Committee is empowered to actions with respect to awards granted to employees based outside the United States as deemed advisable to comply with applicable foreign laws.

        Eligibility.    Employees, directors and third party service providers of the Company and its subsidiaries who are selected from time to time by the Committee may be granted awards under the Plan; provided, however, that only employees may receive incentive stock options.

        Awards.    The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents, other stock-based awards, and cash awards, including, annual incentive award. Awards made under the Plan shall be evidenced by an award agreement between the Company and each recipient of such an award which will specify the terms and conditions of the award. The Plan sets forth a number of performance measures which may be used by the Committee to establish performance goals upon which the payment or vesting of performance-based awards may be based. Such performance measures include: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; customer satisfaction; and balance sheet measures (including but not limited to, working capital amounts and levels of short and long-term debt).

        Shares Subject to the Plan.    The maximum number of new shares of the Company's Class B Common Stock, par value $0.01 per share (the "Class B Common Stock") issuable under the Plan is 5,000,000, plus the number of shares of Class B Common Stock that remain available for issuance under the Company's Equity Incentive Plan as of the effective date, which number of available shares will be increased by any shares which are currently subject to awards granted under the Equity Incentive Plan, but which are not issued or which are withheld due to lapse, expiration, cancellation or other settlement of such award). The maximum number of incentive stock options which may be issued under the Plan is 5,000,000.

        As required by Internal Revenue Code Section 162(m), the Plan imposes annual per-participant award limits. In any fiscal year of the Company the maximum number of shares which may be made subject to (i) options is 500,000; (ii) stock appreciation rights is 500,000; (iii) restricted stock or restricted stock units is 250,000; (iv) performance units or performance shares is 250,000; and (v) other stock-based awards is 250,000. The maximum aggregate amount awarded or credited with respect to a fiscal year of the Company with respect to cash-based awards is $5,000,000 and with respect to annual incentive awards is the lesser of $5,000,000 or five times the participant's annual base salary.

        The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events.

        Change in Control.    If, after the effective date of the Plan, there is a change in control (as defined in the Plan) of the Company, all awards vest and are exercisable, and performance-based awards shall be considered fully earned, unless replacement awards (as defined in the Plan) are issued in connection with the change in control or as may otherwise be provided in the award agreement.

        Under the Plan, a change in control may be triggered if (a) there is an acquisition by a person or group of outstanding voting securities of the Company in excess of the amount of outstanding voting securities of the Company held by the voting trust to be established at the time of the merger (the "voting trust"), (b) certain changes occur in the membership of the Board of Directors; or (c) there is consummation of a reorganization, merger or consolidation to which the Company is a party, or a sale of the all or substantially all of the Company's assets, subject to exceptions if the voting trust continues to hold more than 50% of the outstanding company voting securities and certain continuity in the members of the Board of Dirctors occurs after the business combination.

        Amendments.    The Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part. No amendment of the Plan will be made without stockholder approval if stockholder approval is required by law or the rules of the New York Stock Exchange (or other applicable exchange). No amendment may reprice previously granted options without prior approval of the stockholders. No amendment may adversely affect the rights of any Participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY
Date: February 7, 2005	By:	/s/ ANNITA MENOGAN
	Name:	Annita Menogan
	Title:	Corporate Secretary and Deputy General Counsel

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  Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES